SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2003
Date of Report (Date of earliest event reported)

REDWOOD TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13759	68-0329422

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway Suite 3100 Mill Valley, California	94941

(Address of Principal Executive Offices)	(Zip Code)

(415) 389-7373

(Registrant’s Telephone Number,
Including Area Code)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7(c). Exhibit
Item 9. Information Provided Pursuant to Item 12
SIGNATURE
Exhibit Index
Exhibit 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7(c). Exhibit

          99.1 Press Release, dated July 24, 2003 “Redwood Trust’s Earnings Increase in Second Quarter 2003”.

Item 9. Information Provided Pursuant to Item 12

     Pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K, Redwood Trust, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its earnings release for the second quarter of 2003, publicly released on July 24, 2003.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2003
REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit Number

99.1	Press Release dated July 24, 2003 “Redwood Trust’s Earnings Increase in Second Quarter 2003”.

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